UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                   FORM 8-K/A

                                 ______________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2006

                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

--------------------------------------- ----------------------------------------
            000-27507                                  88-0350448
--------------------------------------- ----------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)
--------------------------------------- ----------------------------------------

           27401 Los Altos, Suite 100, Mission Viejo, California 92691
                    (Address of principal executive offices)

                                 (949) 614-0700
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Explanatory note: The Registrant filed a current report on form 8-K dated March 17, 2006 to report the signing of new employments for its three principal officers. This amendment is being filed to show the corrected number of options received under the employment agreements by the Chief Executive Officer and President and Chief Operation Officer.

      Auxilio, Inc. (the "Company") is filing this Current Report on Form 8-K to announce the signing of new employment agreements for its three principal officers.

      On March 14, 2006, the Company entered in to a new employment agreement with Joseph J. Flynn to continue to serve as its Chief Executive Officer. This agreement replaces the previous employment agreement dated April 1, 2004. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $180,000. Mr. Flynn received 100,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Flynn also is reimbursed for all reasonable out-of-pocket business expenses.

      On March 15, 2006, the Company entered in to a new employment agreement with Etienne Weidemann to continue to serve as its President and Chief Operating Officer. This agreement replaces the previous employment agreement dated April 1, 2004. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $175,000. Mr. Weidemann received 80,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Weidemann also is reimbursed for all reasonable out-of-pocket business expenses.

      On March 15, 2006, the Company entered in to a new employment agreement with Paul T. Anthony to continue to serve as its Chief Financial Officer and Corporate Secretary. This agreement replaces the previous employment agreement dated December 10, 2004. This new agreement is effective January 1, 2006, has a term of two years, and provides for a base annual salary of $170,000. Mr. Anthony received 75,000 options and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Anthony also receives the customary and usual fringe benefits available to executives of the Company and is reimbursed for all reasonable out-of-pocket business expenses.

      [For all of the agreements we should discuss any severance benefits (i.e. termination without cause) and change of control benefits the executives are entitled to.]

Item 9.01. Financial Statements and Exhibits

      (d)   Exhibits

      10.1 Executive employment agreement between Joseph J. Flynn and Auxilio, Inc. dated March 14, 2006

      10.2 Executive employment agreement between Etienne Weidemann and Auxilio, Inc. dated March 15, 2006

      10.3 Executive employment agreement between Paul T. Anthony and Auxilio, Inc. dated March 15, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUXILIO, INC.


Date:    March 27, 2006
                                           By:    /s/ Paul T. Anthony
                                                  -------------------
                                           Name:  Paul T. Anthony
                                           Title: Chief Financial Officer
                                                  Principal Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

    10.1 Executive employment agreement between Joseph J. Flynn and Auxilio, Inc. dated March 14, 2006

    10.2 Executive employment agreement between Etienne Weidemann and Auxilio, Inc. dated March 15, 2006

    10.3 Executive employment agreement between Paul T. Anthony and Auxilio, Inc. dated March 15, 2006